Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

by and among

KKR REAL ESTATE FINANCE TRUST INC.

and

the other parties hereto

Dated as of March 29, 2016

i

SECTION 4.8	Entire Agreement	21

SECTION 4.9	Severability	21

SECTION 4.10	Counterparts	21

SECTION 4.11	Effectiveness	21

ii

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of March 29, 2016 and is by and between KKR Real Estate Finance Trust Inc., a Maryland corporation (the “Company”), and the Investors (as defined below).

BACKGROUND

WHEREAS, the Investors (as defined below) have acquired from the Company shares of its Common Stock (as defined below) pursuant to transactions exempt from registration under the Securities Act (as defined below); and

WHEREAS, the Company desires to grant registration rights to the Investors and their respective Affiliates relating to such shares of Common Stock on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1                                       Certain Definitions.  As used in this Agreement:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Company” has the meaning set forth in the preamble.  References to the Company shall include any Subsidiary of, or successor to, the Company that is undertaking a Public Offering.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, or any Subsidiary of, or successor to, the Company that is undertaking a Public Offering, and any other capital stock of the Company or any such Subsidiary or successor into which such common stock is reclassified or reconstituted.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” has the meaning set forth in Section 2.2(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund Holdings” means KKR Fund Holdings L.P., an exempted limited partnership formed under the laws of the Cayman Islands.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means any Investor and each Affiliate of such Investor that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2.

“Investor” means each of Fund Holdings and each of the parties listed as such on the signature pages hereto, in each case in its capacity as a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities.

“Indemnified Party” and “Indemnified Parties” have the meanings set forth in Section 3.1.

“IPO” means an underwritten public offering by the Company of shares of its Common Stock in connection with which the Common Stock becomes registered under Section 12 of the Exchange Act and listed upon a national securities exchange.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Lockup Period” has the meaning set forth in Section 2.4(d)(i).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Registrable Securities” means all shares of Common Stock and any Securities into which the Common Stock may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder).  As to any Registrable Securities, such Securities will cease to be Registrable Securities when:

(a)                                 a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b)                                 such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c)                                  such Registrable Securities cease to be outstanding; or

(d)                                 with respect to any Holder (other than Fund Holdings and its Affiliates), such Holder, together with its Affiliates and their respective permitted Transferees, (i) ceases to own at least 1% of the outstanding Common Stock of the Company and (ii) is permitted to sell such Registrable Securities pursuant to Rule 144 under the Securities Act without regard to the volume and manner of sale limitations contained thereunder.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)                                 all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)                                 all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)                                  expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto;

(d)                                 all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e)                                  the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f)                                   any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(g)                                  the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the Holders of a majority of the Registrable Securities included in such registration) incurred by all the Holders in connection with the registration;

(h)                                 the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(i)                                     any other fees and disbursements customarily paid by the issuers of securities.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Subsidiary Interests” means (i) common units of partnership interest in KKR Real Estate Finance Holdings L.P., a Delaware limited partnership and a direct subsidiary of the Company; (ii) REFH SR Mezz LLC; and (iii) any other subsidiary of the Company, the interests of which are exchangeable into shares of Common Stock of the Company.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee”  and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to  sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security.  When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

SECTION 1.2                                       Other Definitional Provisions; Interpretation.

(a)                                 The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b)                                 The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c)                                  The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1                                       Piggyback Rights.

(a)                                 If at any time following expiration of the Lockup Period (or, if earlier, such time as any Holder exercises a demand right pursuant to Section 2.2(a)) the Company proposes to register Securities for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or any registration statement filed solely to cover issuances of Common Stock upon exchange of outstanding Subsidiary Interests) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time following expiration of the Lockup Period (or if earlier, such time as any Holder exercises a demand right pursuant to Section 2.2(a)), give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so and of such Holder’s rights under this Section 2.1.  Upon the written request of any Holder made within ten (10) days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders have so requested to be registered; provided that: (i) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of any Holder to request that such registration be effected as a registration under Section 2.2(a); and (ii) if such registration involves an underwritten offering, the Holders of Registrable Securities requesting to be included in the registration must, upon the written request of the Company, sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the other Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.  Notwithstanding the foregoing, any Holder may elect to withdraw all or part of its Registrable Securities from such registration statement by giving written notice to the Company of such request to withdraw within three (3) Business Days after receipt of written notice that the effective date of such registration statement is anticipated to be within five (5) Business Days.

(b)                                 Expenses.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(c)                                  Priority in Piggyback Registrations.  If a registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities and other Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the Company will include in such registration: (i) first, the Securities the Company proposes to sell for its own account; and (ii) second, such number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among all such requesting Holders of Registrable Securities on the basis of the relative number of Registrable Securities requested to be included in such registration by each such Holder.  Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(d)                                 Excluded Transactions.  The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.1 incidental to the registration of the issuance and sale of any of its Securities in connection with:

(i)                                     the IPO, unless Fund Holdings elects to participate as a selling shareholder in such IPO, in which case piggyback rights shall be provided to all Holders pursuant to this Section 2.1 notwithstanding the Lockup Period and clause (c) of this Section 2.1 shall apply to all Holders, including Fund Holdings;

(ii)                                  a registration statement filed to cover issuances under employee benefits plans or dividend reinvestment plans;

(iii)                               a registration statement filed solely to cover issuances of Common Stock  upon exchange of outstanding Subsidiary Interests; or

(iv)                              any registration statement relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(e)                                  Plan of Distribution, Underwriters and Counsel.  If a registration pursuant to this Section 2.1 involves an underwritten offering: (i) the Company shall have the right to (x) determine the plan of distribution and (y) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; and (ii) the Holders of a majority of the Registrable Securities (excluding Registrable Securities held by Fund Holdings) included in such underwritten offering shall have the right to select counsel for the selling Holders.

(f)                                   Shelf Takedowns.  In connection with any shelf takedown (whether pursuant to Section 2.2(f) or at the initiative of the Company), the Holders may exercise “piggyback” rights in the manner described in Section 2.1(a) of this Agreement (except that for purposes of this Section 2.1(f), the reference to ten (10) days in Section 2.1(a) above shall be changed to five (5) days) to have included in such takedown Registrable Securities held by them that are registered for resale on such shelf registration statement; provided that, any Holder shall be permitted to withdraw all or part of its Registrable Securities from any shelf takedown by giving written notice to the Company of such request to withdraw at least three (3) Business Days after receipt of written notice that the proposed launch of such shelf takedown is anticipated to be within five (5) Business Days.

SECTION 2.2                                       Demand Registration.

(a)                                 General.  At any time following the IPO, upon the written request of any Holder (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering), the Company will (i) promptly give written notice of such requested registration to the other Holders and other holders of Securities entitled to notice of such registration, if any, and (ii) as expeditiously as possible, use its best efforts to file a registration statement to effect the registration under the Securities Act of:

(i)                                     such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof; and

(ii)                                  the Registrable Securities of other Holders which the Company has been requested to register by written request given to the Company within ten (10) days after the giving of such written notice by the Company; provided that, any Holder may elect to withdraw all or part of its Registrable Securities from such registration statement by giving written notice to the Company of such request to withdraw at least three (3) Business Days after receipt of written notice that the effective date of such registration statement is anticipated to be within five (5) Business Days.

Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2.2(a):

(w)                               within a period of one hundred eighty (180) days after the effective date of any other registration statement relating to any registration request under this Section 2.2(a);

(x)                               upon the request of Holders (other than Fund Holdings and its Affiliates), if Holders (other than Fund Holdings and its Affiliates) have previously made four (4) or more demand registrations in total;

(y)                                 if the amount of Registrable Securities which the Company has been so requested to register by the Demand Party is less than $50,000,000 at the time of such request; or

(z)                                  if, in the good faith judgment of the Board, the Company is in possession of material non-public information the disclosure of which would be materially adverse to the Company and would not otherwise be required under Law, in which case the filing of the registration statement may be delayed until the earlier of the second Business Day after such conditions shall have ceased to exist and the 60th day after receipt by the Company of the written request from a Demand Party to register Registrable Securities under this Section 2.2(a); provided that the Company shall not effect such a delay more than two times in any twelve (12) month period.

(b)                                 Form.  Each registration statement prepared at the request of a Demand Party shall be effected on such form as reasonably requested by the Demand Party, including by a shelf registration pursuant to Rule 415 under the Securities Act on a Form S-3 (or any successor rule or form thereto) if so requested by the Demand Party and if the Company is then eligible to effect a shelf registration and use such form for such disposition.

(c)                                  Expenses.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

(d)                                 Plan of Distribution, Underwriters and Counsel.  If a requested registration pursuant to this Section 2.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select counsel for the selling Holders; provided that, if Fund Holdings and its Affiliates hold a majority of the Registrable Securities included in such underwritten offering, then Holders (other than Fund Holdings and its Affiliates) shall also have the right to select counsel on their behalf.

(e)                                  Priority in Demand Registrations.  If a requested registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated pro rata among the Demand Party and all other parties that have requested that their Registrable Securities be sold pursuant to Section 2.1(a) on the basis of the relative number of Securities requested to be included in such registration by such Holder.  Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(f)                                   Shelf Takedowns.  Upon the written request of the Demand Party at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of the Demand Party’s Registrable Securities off of an effective shelf registration statement.  Upon the written request of the Demand Party, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of the Demand Party’s Registrable Securities previously taken down off of such shelf by the Demand Party and not yet “reloaded” onto such shelf registration statement.

(g)                                  Cancellation of a Demand Registration.  The Demand Party shall have the right to promptly notify the Company that they have determined that the registration statement be abandoned or withdrawn, in which event the Company, after receipt of reasonable notice from the Demand Party of such request, shall use its best efforts to effect or cause the abandonment or withdrawal of such registration.  A demand registration cancelled in accordance with this Section 2.2(g) shall not be counted as a demand registration, for purposes of Section 2.2(a) above.

(h)                                 Additional Rights.  Any grant by the Company to any other holders of Securities of any rights to request the Company to effect the registration under the Securities Act of any Securities will be made pursuant to this Agreement or an amendment hereto.  In the event the Company engages in a merger or consolidation in which the shares of Common Stock are converted into Securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such Securities.  To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, the Company will use its reasonable best efforts to modify any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by Holders then holding a majority of Registrable Securities.

SECTION 2.3                                       Registration Procedures.  If and whenever the Company is required to file a registration statement with respect to, or to use its best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a)                                 promptly prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold  may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two (2) years (which period shall not be applicable in the case of a shelf registration effected pursuant to a request under Section 2.2(b)) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold  may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(c)                                  furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d)                                 use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(e)                                  use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f)                                   notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, as promptly as practicable, prepare and file with the appropriate authorities in the applicable jurisdictions, and furnish to such seller, a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter filed and delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)                                  otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(h)                                 (i) use its best efforts to list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)                                     enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)                                    obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k)                                 make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l)                                     notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(m)                             provide each Holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(n)                                 make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(o)                                 if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(p)                                 cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

(q)                                 use its best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any

“road shows” that may be reasonably requested by the Holders in connection with distribution of Registrable Securities;

(r)                                    obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

(s)                                   cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

SECTION 2.4                                       Other Registration-Related Matters.

(a)                                 The Company may require any Person that is Transferring Securities in a Public Offering pursuant to Sections 2.1 or 2.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b)                                 Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.3(f) and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 2.3(f); provided that such supplemented or amended prospectus has been filed by such date with the appropriate authorities in the applicable jurisdictions.

(c)                                  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d)                                 (i)  Each Holder (x) hereby agrees, with respect to the Registrable Securities owned by such Holder, to be bound by any and all restrictions on the sale, disposition, distribution, hedging or other Transfer of any interest in Registrable Securities imposed on Fund Holdings and/or its Affiliates in connection with the IPO by the underwriters managing such offering for the duration of the term of such restriction (the period in which such sale, disposition, distribution, hedging or other Transfer of any interest is restricted, the “Lockup Period”) and (y) will, in connection with a Public Offering of the Company’s equity Securities (whether for the Company’s account or for the account of any Holder or Holders, or both), upon the request of the underwriters managing any underwritten offering of the Company’s Securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing seven (7) days before and ending, in the case of the IPO, not more than one hundred eighty (180) days and, in the case of any other Public Offering, not more than ninety (90) days (or, in each case, such earlier date as the managing underwriter shall agree) after the effective date of such registration; provided that the Company shall cause all directors and officers of the Company, Holders of more than 5% of the Registrable Securities and all other Persons with registration rights with respect to the Company’s Securities (whether or not pursuant to this Agreement) to enter into agreements similar to those contained in this Section 2.4(d)(i) (without regard to this proviso) and in no event shall the lockup period for any Holders be longer than the lockup period for the Company’s officers and directors; and (ii) the Company and its Subsidiaries will, in connection with an underwritten Public Offering of the Company’s Securities in respect of which Registrable Securities are included, upon the request of the underwriters managing such offering, agree in writing not to effect any sale, disposition or distribution of equity Securities of the Company (other than those included in such Public Offering, offered pursuant to Section 2.2(f), offered on Form S-8, issuable upon conversion of Securities or exchange of outstanding Subsidiary Interests or upon the exercise of options, or the grant of options in the ordinary course of business pursuant to then-existing management equity plans or equity-based employee benefit plans, in each case outstanding on the date a notice is given by the Company pursuant to Section 2.1(a) or a request is made pursuant to Section 2.2(a), as the case may be), without the prior written consent of the managing underwriter, for such period of time commencing seven (7) days before and ending one hundred eighty (180) days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration.

(e)                                  With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i)                                     to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(ii)                                  to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(iii)                               so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its Securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

(f)                                   Counsel to represent Holders of Registrable Securities shall be selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration.

(g)                                  Each of the parties hereto agrees that the registration rights provided to the Holders herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which any such Holder may otherwise be subject.

ARTICLE III
INDEMNIFICATION

SECTION 3.1                                       Indemnification by the Company.   In the event of any registration of any Securities of the Company under the Securities Act pursuant to Section 2.1 or 2.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof.  Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

SECTION 3.2                                       Indemnification by the Holders and Underwriters.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter, as the case may be, expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing.  Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Securities by such Holder.  In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

SECTION 3.3                                       Notices of Claims, Etc.  Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. The indemnifying party shall not be liable for any settlement or compromise of a claim, suit, investigation or proceeding, which is effected without its written consent (which shall not be unreasonably withheld), but if settled or compromised with such consent, the indemnifying party agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or compromise. No indemnifying party shall, without the written consent of the Indemnified Party (which shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened claim, suit, investigation or proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such claim, suit, investigation or proceeding, (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party, and (C) does not impose on such Indemnified Party any liability or other obligation other than the payment of monetary sums that will be fully paid by or on behalf of the indemnifying party.

SECTION 3.4                                       Contribution.  If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 3.5                                       Other Indemnification.  Indemnification similar to that specified in this Article III (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Securities under any Law or with any Governmental Authority other than as required by the Securities Act.

SECTION 3.6                                       Non-Exclusivity.  The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV
OTHER

SECTION 4.1                                       Notices.  Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by facsimile, if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

KKR Real Estate Finance Trust Inc.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention:  General Counsel

Fax:  (###) ###-####

if to Fund Holdings:

KKR Fund Holdings L.P.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention:  General Counsel

Fax:  (###) ###-####

in each case, with an additional copy (not constituting notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention:  Joseph H. Kaufman, Esq.

Fax:  (###) ###-####

if to an Investor: at its address as set out on the relevant signature page hereto.

SECTION 4.2                                       Assignment.  Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company; provided, however, that:

(i) any Investor may assign its rights and obligations under this Agreement in whole or in part to any of its Affiliates; and

(ii) any Holder may assign any of its rights under this Agreement, to any Person to whom such Holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective registration statement or pursuant to Rule 144 (or any successor provision thereto) under the Securities Act, provided further, that such Person agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

SECTION 4.3                                       Amendments; Waiver; Termination.  This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and each of Fund Holdings and Holders (other than Fund Holdings) then holding a majority of Registrable Securities; provided that no such amendment, supplement or other modification shall adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder.  No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.  This Agreement shall automatically terminate as to any Holder, at such time when such Holder ceases to hold any Registrable Securities.  The Agreement shall automatically terminate at such time when no Holder holds Registrable Securities.

SECTION 4.4                                       Third Parties.  This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

SECTION 4.5                                       Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

SECTION 4.6                                       Submission to Jurisdiction; Waiver of Jury Trial.

(a)                                 Any and all disputes which cannot be settled amicably, including any ancillary claims of any party arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including without limitation the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York, New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment.  The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings. Except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain.

(b)                                 Notwithstanding the provisions of paragraph (a), the Board may bring, or may cause the Company to bring, on behalf of the Board or the Company, an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, or enforcing an arbitration award and, for the purposes of this paragraph (b), each Holder (i) expressly consents to the application of paragraph (c) of this Section 4.6 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Board as such Holder’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Holder of any such service of process, shall be deemed in every respect effective service of process upon the Holder in any such action or proceeding.

(c)                                  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 4.6, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement and to the parties’ relationship with one another. The parties hereby waive, to the fullest extent permitted by applicable Law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding referred to in this Section 4.6 brought in any court referenced herein and such parties agree not to plead or claim the same.

SECTION 4.7                                       Specific Performance.  Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages.  Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

SECTION 4.8                                       Entire Agreement.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.  There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

SECTION 4.9                                            Severability.  If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

SECTION 4.10                                Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

SECTION 4.11                                Effectiveness.  This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ William Miller
Name:	William Miller
Title:	Chief Financial Officer and Treasurer

[Signature Page to Registration Rights Agreement]

FUND HOLDINGS:

KKR FUND HOLDINGS L.P.

By: KKR Fund Holdings GP Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

By: KKR Group Holdings L.P., its general partner

By: KKR Group Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

[Signature Page to Registration Rights Agreement]

INVESTOR:

TACTICAL VALUE SPN-KREF HOLDINGS L.P.

By: Tactical Value SPN-SPV GP LLC, its general partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Vice President

[Signature Page to Registration Rights Agreement]

INVESTOR:

KKR REAL ESTATE TRUST FEEDER L.P.

By: KKR KREF FEEDER GP LLC, its general partner

By:	/s/ Jason Carss
Name:	Jason Carss
Title:	Assistant Secretary and Authorized Person

[Signature Page to Registration Rights Agreement]

INVESTOR:

Lake Tahoe III, L.P.

By: Lake Tahoe III GP, LLC
Its: General Partner

By:	/s/ Joseph P. Olszak
Name:	Joseph P. Olszak
Title:	Vice President and Secretary

[Signature Page to Registration Rights Agreement]

INVESTOR:

TREA II AIV NON-ERISA, LP

By: Townsend Alpha Manager II, LLC
Its: General Partner

By:	/s/ Joseph P. Olszak
Name:	Joseph P. Olszak
Title:	Vice President and Secretary

[Signature Page to Registration Rights Agreement]

INVESTOR:

TREA II AIV ERISA, LP

By: Townsend Alpha Manager II, LLC
Its: General Partner

By:	/s/ Joseph P. Olszak
Name:	Joseph P. Olszak
Title:	Vice President and Secretary

[Signature Page to Registration Rights Agreement]

INVESTOR:

SA Special Situations Partnership, L.P.

By: SA Special Situations General Partner, LLC
Its: General Partner

By:	/s/ Joseph P. Olszak
Name:	Joseph P. Olszak
Title:	Vice President and Secretary

[Signature Page to Registration Rights Agreement]

INVESTOR:

Gary Brinson

By:	/s/ Gary Brinson
Name:	Gary Brinson
Title:

[Signature Page to Registration Rights Agreement]

INVESTOR:

TFT Partners, LLC

By:	/s/ Kenneth Marciano
Name:	Kenneth Marciano
Title:	CFO

[Signature Page to Registration Rights Agreement]

INVESTOR:

MAKENA CAPITAL HOLDINGS B, L.P.

By: Makena Capital Management, LLC, its general partner

By: SS&C Technologies, Inc., pursuant to a limited power of attorney

By:	/s/ Michael Wu
Name:	Michael Wu
Title:	Manager — Investment Services

[Signature Page to Registration Rights Agreement]

INVESTOR:

NAN SHAN LIFE INSURANCE CO., LTD.

By:	/s/ Nan Shan Life Insurance Co., Ltd
Name:	Nan Shan Life Insurance Co., Ltd.
Title:

[Signature Page to Registration Rights Agreement]

INVESTOR:

GPF REAL ESTATE CO-INVESTMENT, L.P.

By:	/s/ Dave Sauvarin
Name:	Dave Sauvarin
Title:	Director

For: Lake Erie Real Estate General Partner Limited, as the General Partner of GPF Real Estate Co-Investment L.P.

[Signature Page to Registration Rights Agreement]

INVESTOR:

THE PRESIDENT AND BOARD OF TRUSTEES OF SANTA CLARA COLLEGE

By:	/s/ John Kerrigan
	Name:	Kenneth Marciano
	Title:	Chief Investment Officer

[Signature Page to Registration Rights Agreement]

INVESTOR:

DIANE M. TAUBE

By:	/s/ Diane M. Taube
Name:	Diane M. Taube
Title:

[Signature Page to Registration Rights Agreement]

INVESTOR:

TAUBE FAMILY TRUST

By:	/s/ T.N. Taube
Name:	T.N. Taube
Title:	Trustee

[Signature Page to Registration Rights Agreement]

INVESTOR:

THE TRAVIS AND ZAKARY TAUBE 2002 IRREVOCABLE TRUST

By:	/s/ T.N. Taube
Name:	T.N. Taube
Title:	Trustee

[Signature Page to Registration Rights Agreement]